





Bank of America - Merrill Lynch
2009 Power & Gas Leaders Conference
September 22, 2009

Thad Hill
Executive Vice President & Chief Commercial Officer

Safe Harbor Statement

Forward-Looking Statements

The information contained in this presentation includes certain estimates, projections and other forward-looking information that reflect Calpine's current views with respect to future events and financial performance. These estimates, projections and other forward-looking information are based on assumptions that Calpine believes, as of the date hereof, are reasonable. Inevitably, there will be differences between such estimates and actual results, and those differences may be material.

There can be no assurance that any estimates, projections or forward-looking information will be realized.

All such estimates, projections and forward-looking information speak only as of the date hereof. Calpine undertakes no duty to update or revise the information contained herein.

You are cautioned not to place undue reliance on the estimates, projections and other forward-looking information in this presentation as they are based on current expectations and general assumptions and are subject to various risks, uncertainties and other factors, including those set forth in Calpine's Annual Report on Form 10-K for the year ended December 31, 2008, Quarterly Reports on Form 10-Q for the periods ended March 31 and June 30, 2009, and in other documents that Calpine files with the SEC. Many of these risks, uncertainties and other factors are beyond Calpine's control and may cause actual results to differ materially from the views, beliefs and estimates expressed herein. Calpine's reports and other information filed with the SEC, including the risk factors identified in its Annual Report on Form 10-K for the year ended December 31, 2008, and in its Quarterly Reports on Form 10-Q for the periods ended March 31 and June 30, 2009, can be found on the SEC's website at www.sec.gov and on Calpine's website at www.calpine.com.

Reconciliation to GAAP Financial Information

The following presentation includes certain "non-GAAP financial measures" as defined in Regulation G under the Securities Exchange Act of 1934. Schedules are included herein that reconcile the non-GAAP financial measures included in the following presentation to the most directly comparable financial measures calculated and presented in accordance with GAAP.

National Portfolio of Over 24,000 MW

CALPINE NYSE


WECC
MRO
NPCC
RFC
SPP
ERCOT
SERC
FRCC
In Operation - Gas-Fired (61)
In Operation - Geothermal (15)
Under Construction (1)

Geographic Diversity


North
3,350 MW
14%
Southeast
6,104 MW
25%
West
7,246 MW
30%
Texas
7,487 MW
31%

Dispatch Flexibility[1]


Peaking
5,050 MW
21%
Baseload
4,080 MW
17%
Intermediate
15,057 MW
62%

[1] Based on actual generation for 2008.

Unique Independent Power Producer

Calpine is the nation's largest baseload renewable, natural gas and cogeneration power provider

Modern



Age (Years)
50
40
30
20
10
-
CPN
DYN
NRG
RRI
MIR

Source: SNL Financial.

Clean



CO2 lbs. / MWh
2,500
2,000
1,500
1,000
500
-
CPN
DYN
MIR
NRG
RRI

Source: Energy Velocity (2008).

Efficient



Heat Rate (btu/KWh)
14,000
12,000
10,000
8,000
6,000
Our steam-adjusted heat rate is 7,231
CPN
DYN
RRI
MIR
NRG

Source: Energy Velocity (2008). Not adjusted for steam, and excluding non-fossil fuel generation.

Scale



2008 Generation (MWh)
100,000
80,000
60,000
40,000
20,000
-
CPN
NRG
DYN
RRI
MIR

Source: 2008 SEC filings.

Principles Serving Calpine Well in Uncertain Times

Market conditions over the past year have been treacherous…

- Depressed commodity markets
- Limited trading liquidity
- Constrained capital markets

…though conditions are showing signs of improvement.



?

Calpine has weathered the storm through application of key principles:

Conservatism

- Mitigated recessionary influences through proactive hedging of 2009 / 2010
- Opportunistically tapped credit markets to term out >$1Bn debt maturities & lower effective interest rate
- Preserved strong liquidity

Accountability

- Delivered ~$35 million run-rate savings in Controllable Expenses[1] through 1H09, with more to come
- Developed and implemented plant-specific business plans

Focus

- Ongoing excellent safety performance
- Renewed customer focus
- Completed corporate reorganization
- "Back to the basics": transition to best-in-class operating company

Transparency

- Improved disclosures about our business
  - Hedging
  - Adj. EBITDA by region
- Raised and tightened 2009 guidance

[1] POX and SG&A, excluding major maintenance, non-cash stock-based compensation, non-cash loss on disposal of assets, depreciation and 2008 insurance proceeds.

Calpine: Delivering Strong Financial Results

Reaffirming 2009 FY Guidance

Adjusted EBITDA[1] ($mm)



$1,445
$1,699
$1,675 - $1,725
FY07A
FY08A
FY09E

Adjusted Free Cash Flow[1] ($mm)



$ 453
$475 - $525
FY08A
FY09E

Note that due to a different hedge profile and lower gas prices in 2009 versus 2008, quarterly results for the remainder of the year will vary directionally from corresponding quarters in previous years. As such, 3Q09 Adjusted EBITDA[1] is expected to be somewhat below 3Q08.

Strengthening the Balance Sheet

	2Q08	Borrowings / Financings	All other cash flows	2Q09 (pro forma)[2]
Cash + Restricted Cash	895	+68	+789	1,752
Total Debt	10,412	+271	-358	10,325
Net Debt (Consolidated)	9,517	+203	-1,148	8,573
Net Debt (Unconsolidated Plants)[3]	1			201
Net Debt / Adj. EBITDA[4]	5.8			5.1

Strengthening the balance sheet

[1] A non-GAAP financial measure. Reconciliations of Adjusted EBITDA and Adjusted Free Cash Flow to the most comparable GAAP measure, are included at the end of this presentation.
[2] Adjusted as if 7/1/09 repayment of $264 million CCFC preferred interests occurred on 6/30/09.
[3] Net Debt excludes unconsolidated projects not in operation for the periods shown, which includes Otay Mesa at 2Q08 and 2Q09 and Greenfield Energy Centre at 2Q08.
[4] Trailing 12 months (TTM) Adjusted EBITDA. 2Q09 TTM Adjusted EBITDA includes annualized performance for Greenfield Energy Centre, which began operations in 4Q08.

Positively Geared toward Secular Trends

TREND	IMPACT ON CCGT FLEET	IMPACT ON COAL FLEET
Once-through-cooling regulation	●	◕
NOx regulation	●	◑
Heat Rate expansion	●	◑
Industrial demand recovery	●	◑
Climate change	◕	◑
More price volatility (↓ off-peak / ↑ on-peak)	◕	◕
Middling gas prices	◑	◑
Renewables	◔	◕

Calpine: Positioned for the Future

CCGT: Long-term Gas Price Agnostic



Indicative
200
175
150
125
100
75
50
25
Value Index
Lower Gas CCGT Economics:
• Lower immediate CCGT gross margin
• Higher heat rates
• New renewables, coal, nuclear: non-economic
Baseload / Renewables Economics:
• Low / no marginal cost pure synthetic natural gas position in some markets
Higher Gas CCGT Economics:
• Higher short-term CCGT gross margin
• Lower expected heat rate as gas not long-run marginal unit
• New renewables and baseload economically viable
Low
Long-Term Gas Price (Real $/MMBtu)
Last Year's Market View
High
Combined Cycle Value
Coal Unit Value

Longer term, heat rates – not gas prices – are primary drivers of CCGT value

Notes: NPV analysis assuming 4 years at gas price and market equilibrium in year 5. Indicative value index reflects gross margins at 9.5 MMBtu per MWh on peak market heat rate for four years then terminal assumption. Terminal assumptions in low to mid range gas price scenarios are based on generic combined cycle construction costs ($900 per kW); higher gas price scenarios reflect the addition of low marginal cost baseload capacity at cost of $2000-$2500 per kW.

Impacts of Texas Wind: Overblown?

CALPINE NYSE

West Texas Wind Economics: How Much Will Get Built?

2007 - 2008 wind construction:	5,100MW
2009 YTD[1] wind construction:	130MW

- New wind construction has stalled despite ITC benefits and stimulus plan
  - Lower natural gas prices
  - Transmission constraints
  - *Lack of PPAs*
- Go-forward view on new wind (given ITC expiration in 2012) depends upon view of
  - CREZ completion on time in 2013
  - Natural gas price return to ~2008 levels
  - Availability of investors with tax appetite
- Other considerations
  - Texas REC market overbuilt; little / no economic support without federal RPS
  - Some increasing wind regulatory challenges?

Wind economics are challenging in the Texas market

Extreme Post-CREZ Scenario: How Will Load be Met?



MW
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
-
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23
Hour of Day
Load Served by Non-Baseload 2009
Load Served by Non-Baseload 2015

Sources: Ventyx, ERCOT, Calpine.

Analysis based on July 2008 average load. Assumes total wind capacity of 18,500 MW and full relief of transmission constraints (ie, successful CREZ) by 2015, and incorporates all new fossil capacity currently under construction and announced retirements/ mothballs. Projected 2% annual load growth. Non-baseload defined as CCGT, GT, and Steam generation.

More on-peak load is served by flexible generation

[1] As of July 31, 2009. Source: ERCOT.

Our Vision

CALPINE



Premier operating company

- Be recognized for top tier operations performance
  - Safety
  - Availability
  - Cost
- Meet or exceed plant-level business plans



Leader in environmental responsibility

- Utilize modern fleet to deliver lower-carbon energy solution
- Ensure seat at the table for environmental regulations
- Leverage geothermal expertise



Stabilize balance sheet

- Simplify and optimize capital structure
- Achieve solid BB credit metrics
- Opportunistically access credit markets



Customer-oriented origination business

- Optimize commercial value of existing assets
- Cultivate customer-led growth
  - OMEC, Russell City
  - Geysers?
  - Others?



Expand baseload presence / Organic growth

- Capture embedded opportunities
  - Turbine upgrades ✓
  - Geysers TBD
  - Oversized steam turbines TBD
- High hurdles (4-5x EBITDA)



Three scale regions

- Grow presence in Northeast
- Be opportunistic, but financially disciplined
- Buy vs. build economics

APPENDIX

Selected Operating Statistics

	2Q09	2Q08		2Q09	2Q08
Total MWh Generated (in thousands) [1]	***19,940***	***21,467***	*Average Capacity Factor, excl. Peakers*	***43.0%***	***46.4%***
West	6,724	7,982	West	48.5%	57.3%
Texas	7,922	9,850	Texas	48.0%	59.8%
Southeast	3,957	2,481	Southeast	34.6%	21.2%
North	1,337	1,153	North	27.1%	28.0%
Average Availability	***90.8%***	***89.9%***	*Steam Adjusted Heat Rate (Btu/KWh)*	***7,271***	***7,268***
West	91.2%	89.6%	West	7,414	7,319
Texas	90.7%	91.8%	Texas	7,132	7,144
Southeast	87.7%	89.3%	Southeast	7,241	7,459
North	96.0%	87.4%	North	7,687	7,635

	1H09	1H08		1H09	1H08
Total MWh Generated (in thousands) [1]	***40,030***	***42,640***	*Average Capacity Factor, excl. Peakers*	***43.1%***	***46.3%***
West	15,661	17,139	West	56.8%	61.9%
Texas	13,502	17,986	Texas	40.7%	54.4%
Southeast	7,836	4,966	Southeast	34.5%	21.9%
North	3,031	2,549	North	29.5%	31.1%
Average Availability	***90.8%***	***87.9%***	*Steam Adjusted Heat Rate (Btu/KWh)*	***7,230***	***7,215***
West	90.8%	86.5%	West	7,296	7,269
Texas	89.5%	86.9%	Texas	7,086	7,057
Southeast	90.9%	90.2%	Southeast	7,235	7,460
North	94.0%	89.7%	North	7,658	7,516

[1] Generation in both periods has been adjusted to exclude those plants sold or mothballed prior to 12/31/08, and to include net interest in generation from deconsolidated projects.

Calpine Operating Power Plants – *As of Sept. 22, 2009*

CALPINE® NYSE

	Technology	Load Type	Location	COD	With Peaking Capacity	CPN Interest	With Peaking Capacity, Net
West Region							
Agnews Power Plant[*]	Natural Gas	Intermediate	CA	1990	28	100%	28
Blue Spruce Energy Center	Natural Gas	Peaking	CO	2003	285	100%	285
Creed Energy Center	Natural Gas	Peaking	CA	2003	47	100%	47
Delta Energy Center	Natural Gas	Intermediate	CA	2002	840	100%	840
Feather River Energy Center	Natural Gas	Peaking	CA	2002	47	100%	47
Geysers (15 plants)	Geothermal	Baseload	CA	1971 - 1989	725	100%	725
Gilroy Cogeneration Plant[*]	Natural Gas	Intermediate	CA	1988	128	100%	128
Gilroy Energy Center	Natural Gas	Peaking	CA	2002	135	100%	135
Goose Haven Energy Center	Natural Gas	Peaking	CA	2003	47	100%	47
Greenleaf 1 Power Plant[*]	Natural Gas	Intermediate	CA	1989	50	100%	50
Greenleaf 2 Power Plant[*]	Natural Gas	Intermediate	CA	1989	49	100%	49
Hermiston Power Project	Natural Gas	Intermediate	OR	2002	616	100%	616
King City Cogeneration Plant[*]	Natural Gas	Intermediate	CA	1989	120	100%	120
King City Peaking Energy Center	Natural Gas	Peaking	CA	2002	45	100%	45
Lambie Energy Center	Natural Gas	Peaking	CA	2003	47	100%	47
Los Esteros Critical Energy Facility	Natural Gas	Peaking	CA	2003	188	100%	188
Los Medanos Energy Center[*]	Natural Gas	Intermediate	CA	2001	540	100%	540
Metcalf Energy Center	Natural Gas	Intermediate	CA	2005	605	100%	605
Pastoria Energy Center	Natural Gas	Intermediate	CA	2005	750	100%	750
Pittsburg Power Plant[*]	Natural Gas	Intermediate	CA	1965	64	100%	64
Riverview Energy Center	Natural Gas	Peaking	CA	2003	47	100%	47
Rocky Mountain Energy Center	Natural Gas	Intermediate	CO	2004	621	100%	621
South Point Energy Center	Natural Gas	Intermediate	AZ	2001	520	100%	520
Sutter Energy Center	Natural Gas	Intermediate	CA	2001	578	100%	578
Watsonville (Monterey) Cogen Plant[*]	Natural Gas	Intermediate	CA	1990	29	100%	29
Wolfskill Energy Center	Natural Gas	Peaking	CA	2003	48	100%	48
Yuba City Energy Center	Natural Gas	Peaking	CA	2002	47	100%	47
Total - West Region							**7,246**
Texas Region							
Baytown Energy Center[*]	Natural Gas	Intermediate	TX	2002	830	100%	830
Brazos Valley Power Plant	Natural Gas	Intermediate	TX	2003	594	100%	594
Channel Energy Center[*]	Natural Gas	Intermediate	TX	2001	593	100%	593
Clear Lake Power Plant[*]	Natural Gas	Intermediate	TX	1985	377	100%	377
Corpus Christi Energy Center[*]	Natural Gas	Intermediate	TX	2002	505	100%	505
Deer Park Energy Center[*]	Natural Gas	Intermediate	TX	2003	1,019	100%	1,019
Freeport Energy Center[*]	Natural Gas	Intermediate	TX	2007	236	100%	236
Freestone Energy Center	Natural Gas	Intermediate	TX	2002	1,036	100%	1,036
Hidalgo Energy Center	Natural Gas	Intermediate	TX	2000	479	79%	376
Magic Valley Generation Station	Natural Gas	Intermediate	TX	2002	692	100%	692
Pasadena Power Plant[*]	Natural Gas	Intermediate	TX	1998	776	100%	776
Texas City Power Plant[*]	Natural Gas	Intermediate	TX	1987	453	100%	453
Total - Texas Region							**7,487**

Calpine Operating Power Plants (continued) – *As of Sept. 22, 2009*

CALPINE NYSE

	Technology	Load Type	Location	COD	With Peaking Capacity	CPN Interest	With Peaking Capacity, Net
North Region							
Bethpage Energy Center 3	Natural Gas	Intermediate	NY	2005	80	100%	80
Bethpage Peaker	Natural Gas	Peaking	NY	2002	48	100%	48
Bethpage Power Plant	Natural Gas	Intermediate	NY	1989	56	100%	56
Greenfield Energy Centre	Natural Gas	Intermediate	Ontario, CA	2008	1,005	50%	503
Kennedy Intl Airport Power Plant*	Natural Gas	Intermediate	NY	1995	121	100%	121
Mankato Power Plant	Natural Gas	Intermediate	MN	2006	324	100%	324
Riverside Energy Center	Natural Gas	Intermediate	WI	2004	603	100%	603
RockGen Energy Center	Natural Gas	Peaking	WI	2001	503	100%	503
Stony Brook Power Plant*	Natural Gas	Intermediate	NY	1995	47	100%	47
Westbrook Energy Center	Natural Gas	Intermediate	ME	2001	537	100%	537
Whitby Cogen*	Natural Gas	Intermediate	Ontario, CA	1998	50	50%	25
Zion Energy Center	Natural Gas	Peaking	IL	2002	503	100%	503
Total - North Region							**3,350**
Southeast Region							
Auburndale Peaking Energy Center	Natural Gas	Peaking	FL	2002	116	100%	116
Broad River Energy Center	Natural Gas	Peaking	SC	2000	847	100%	847
Carville Energy Center*	Natural Gas	Intermediate	LA	2003	501	100%	501
Columbia Energy Center*	Natural Gas	Intermediate	SC	2004	606	100%	606
Decatur Energy Center	Natural Gas	Intermediate	AL	2002	792	100%	792
Hog Bayou Energy Center	Natural Gas	Intermediate	AL	2001	237	100%	237
Morgan Energy Center*	Natural Gas	Intermediate	AL	2003	807	100%	807
Oneta Energy Center	Natural Gas	Intermediate	OK	2002	1,134	100%	1,134
Osprey Energy Center	Natural Gas	Intermediate	FL	2004	599	100%	599
Pine Bluff Energy Center*	Natural Gas	Intermediate	AR	2001	215	100%	215
Santa Rosa Energy Center	Natural Gas	Intermediate	FL	2003	250	100%	250
Total - Southeast Region							**6,104**
TOTAL - CALPINE							**24,187**

* Indicates cogeneration plant

Reg G Reconciliation:
Adjusted EBITDA and Adjusted Free Cash Flow

CALPINE NYSE

Adjusted EBITDA represents net income (loss) before interest, taxes, depreciation and amortization, adjusted for certain non-cash and non-recurring items as detailed in the following reconciliation. Adjusted EBITDA is presented because our management uses Adjusted EBITDA (i) as a measure of operating performance to assist in comparing performance from period to period on a consistent basis and to readily view operating trends; (ii) as a measure for planning and forecasting overall expectations and for evaluating actual results against such expectations; and (iii) in communications with our Board of Directors, shareholders, creditors, analysts and investors concerning our financial performance. We believe Adjusted EBITDA is also used by and is useful to investors and other users of our financial statements in evaluating our operating performance because it provides them with an additional tool to compare business performance across companies and across periods. Adjusted EBITDA is not intended to represent cash flows from operations or net income (loss) as defined by GAAP as an indicator of operating performance. Furthermore, Adjusted EBITDA is not necessarily comparable to similarly-titled measures reported by other companies.

Adjusted Free Cash Flow represents net income before interest, taxes, depreciation and amortization, as adjusted, less operating lease payments, major maintenance expense and maintenance capital expenditures, net cash interest, cash taxes, working capital and other adjustments. Adjusted Free Cash Flow is presented because our management uses this measure, among others, to make decisions about capital allocation. Adjusted Free Cash Flow is not intended to represent cash flows from operations as defined by GAAP as an indicator of operating performance and is not necessarily comparable to similarly-titled measures reported by other companies.

	Years Ended December 31,	
	2008	2007[1]
	(in millions)	
GAAP net income (loss)	$ 10	$ 2,693
Less: Income from discontinued operations	23	—
Net income (loss) from continuing operations	$ (13)	$ 2,693
Add:		
Adjustments to reconcile GAAP net income (loss) to Adjusted EBITDA:		
Interest expense, net of interest income	1,024	1,955
Depreciation and amortization expense, excluding deferred financing costs[2]	467	507
Provision (benefit) for income taxes	(47)	(546)
Impairment charges	226	46
Reorganization items	(302)	(3,258)
Major maintenance expense	190	98
Operating lease expense	46	54
Non-cash gains on derivatives[3]	(40)	(53)
Unrealized (gains) losses on commodity derivative mark-to-market activity	(35)	35
Adjustments to reflect Adjusted EBITDA from unconsolidated investments[4][5]	76	20
Claim settlement income	—	(135)
Stock-based compensation expense (income)	50	(1)
Non-cash loss on dispositions of assets	34	33
Non-cash gain (loss) on repurchase or extinguishment of debt	13	(1)
Other[6]	10	(2)
Adjusted EBITDA	$ 1,699	$ 1,445
Less:		
Operating lease payments	46	
Major maintenance expense and maintenance capital expenditures[7]	337	
Cash interest, net[8]	771	
Cash taxes	52	
Working capital and other adjustments[9]	40	
Adjusted Free Cash Flow	$ 453	

(1) 2007 Adjusted EBITDA as previously reported has been recast to conform to our current year definition.
(2) Depreciation and amortization expense in the GAAP net income calculation on our Consolidated Statements of Operations excludes amortization of other assets and amounts classified as sales, general and other administrative expenses.
(3) Includes realized and unrealized non-cash gains and losses on derivatives that do not qualify for hedge accounting.
(4) Recorded on our Consolidated Statements of Operations in loss from unconsolidated investments in power plants.
(5) Adjusted EBITDA from unconsolidated investments includes $57 million and $20 million in unrealized losses on mark-to-market activity for the years ended December 31, 2008 and 2007, respectively.
(6) Other includes foreign currency translation gains or losses, fees associated with issuance of letters of credit and other items.
(7) Includes major maintenance expense of $192 million and maintenance capital expenditures of $145 million. Major maintenance expense includes that of unconsolidated investments.
(8) Excludes $244 million in pre-petition interest payments made during 2008.
(9) Working capital does not include changes in cash collateral for commodity procurement and risk management activities of $113 million. Adjustments have been made in 2008 to further exclude bankruptcy-related items, including $120 million in make-whole payments and $101 million in professional fees, offset by $195 million of proceeds from asset sales.

Reg G Reconciliation:
2009 Adjusted EBITDA and Free Cash Flow Guidance

CALPINE

Full Year 2009 Range:	Low	High	Recurring
		(in millions)	
Income from operations	$ 1,025	$ 1,075	
Plus:			
Depreciation and amortization expense	475	475	
Major maintenance expense	190	190	
Operating lease expense	50	50	
Other[1]	(65)	(65)	
Adjusted EBITDA	$ 1,675	$ 1,725	
Less:			
Operating lease payments	50	50	$ 50
Major maintenance expense and maintenance capital expenditures[2]	350	350	~300
Cash interest, net[3]	755	755	750
Cash taxes	5	5	10
Working capital and other adjustments	40	40	—
Adjusted Free Cash Flow	$ 475	$ 525	

(1) Other includes stock-based compensation expense and other adjustments.
(2) Includes major maintenance expense of $190 million and maintenance capital expenditures of $160 million. Capital expenditures exclude major construction and development projects funded with debt.
(3) Includes fees for letters of credit.

CALPINE®

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